UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
                      ----------------------


                             FORM 8-K

                          CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


Date of report(Date of earliest event reported):February 16, 2006
                                                -----------------

                  PARK ELECTROCHEMICAL CORP.
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      (Exact Name of Registrant as Specified in Charter)


          New York                1-4415             11-1734643
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(State or Other Jurisdiction  (Commission File    (IRS Employer
     of Incorporation)           Number)       Identification No.


48 South Service Road, Melville,   New York           11747
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  (Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number, including area code (631) 465-3600
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                          Not Applicable
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  Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [  ]  Written communications pursuant to Rule 425 under the
         Securities Act (17 CFR 230.425)
   [  ]  Soliciting material pursuant to Rule 14a-12 under the
         Exchange Act (17 CFR 240.14a-12)
   [  ]  Pre-commencement communications pursuant to Rule
         14d- 2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to Rule
         13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 8.01 Other Events.

           Park Electrochemical Corp. (the "Company") issued a news release on February 16, 2006 announcing that its Board of Directors had approved the repatriation, pursuant to the American Jobs Creation Act of 2004, of $70 million in foreign earnings. The Company is furnishing the news release to the Securities and Exchange Commission pursuant to Item
8.01 of Form 8-K as Exhibit 99.1 hereto.

Item 9.01    Financial Statements and Exhibits.
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      (c)    Exhibits.
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             99.1  News Release dated February 16, 2006





                          SIGNATURE
                          ---------


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           PARK ELECTROCHEMICAL CORP.



Date:  February 17, 2006   By:     /s/James W. Kelly
                           -------------------------
                           Name:   James W. Kelly
                           Title:  Vice President, Taxes  and
                                   Planning







                        EXHIBIT INDEX
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Number
Exhibit     Description                                 Page
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  99.1      News Release dated February 16, 2006.......  5